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                                                                   Exhibit 10.14





                     BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT

                               PURCHASE AGREEMENT






                                     BETWEEN



                                 BOMBARDIER INC.

                      BOMBARDIER REGIONAL AIRCRAFT DIVISION



                                       AND



                                   COMAIR INC.






          RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET
                SERIES 700 AIRCRAFT AND RELATED AIRLINE SERVICES

                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
P.A. No. 0431                                    ------------------------

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                          TABLE OF CONTENTS

ARTICLE                    DESCRIPTION
-------                    -----------

    1.0           DEFINITION AND INTERPRETATION
    2.0           SUBJECT MATTER OF SALE
    3.0           CERTIFICATION
    4.0           PRICE
    5.0           PAYMENT
    6.0           BUYER'S REPRESENTATIVES AT PLACE OF
                  MANUFACTURE
    7.0           CHANGES
    8.0           BUYER FURNISHED EQUIPMENT & INFORMATION
    9.0           DELIVERY PROGRAM
    10.0          EXCUSABLE DELAY
    11.0          ACCEPTANCE PROCEDURE
    12.0          TITLE AND RISK
    13.0          CUSTOMER SUPPORT SERVICES AND WARRANTY
    14.0          TAXES, DUTIES AND LICENSES
    15.0          LOSS OF OR DAMAGE TO AIRCRAFT
    16.0          INDEMNITY AGAINST PATENT INFRINGEMENT
    17.0          LIMITATION OF LIABILITY
    18.0          TERMINATION
    19.0          ASSIGNMENT
    20.0          NOTICES
    21.0          CONFIDENTIAL NATURE OF AGREEMENT
    22.0          SUCCESSORS
    23.0          APPLICABLE LAWS
    24.0          AGREEMENT

                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
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                                LIST OF EXHIBITS



EXHIBIT                    DESCRIPTION

       A          SPECIFICATION

       B          ECONOMIC ADJUSTMENT FORMULA

       C          PRICE AND PAYMENT SCHEDULE

       D          DELIVERY SCHEDULE

       E          CERTIFICATE OF ACCEPTANCE

       F          BILL OF SALE

       G          CHANGE ORDER

       H          AIRLINES SERVICES

       I          LEFT INTENTIONALLY BLANK

       J          WARRANTY AND SERVICE LIFE POLICY

       K          [*]






                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
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     This agreement is made on the 30th day of September, 1998.

     BETWEEN

     BOMBARDIER INC., a Canadian corporation represented by BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT with offices located at 123 Garratt Boulevard, Downsview, Ontario, Canada, M3K 1Y5.

     ("Bombardier")


     AND


     COMAIR, INC., an Ohio corporation with offices located at the Cincinnati/Northern Kentucky International Airport, Cincinnati, Ohio, U.S.A., 45275

     ("Buyer")

     WHEREAS Buyer desires to purchase from Bombardier twenty (20) Aircraft (as later defined) and to obtain the relevant data, documents and support services according to this Agreement (as later defined), and Bombardier desires to manufacture and sell such Aircraft and to provide the data and documents and support services to Buyer.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Bombardier agree as follows:

                                      -1-

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                                                 Initials
                                                 Buyer       Bombardier
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1.0      DEFINITIONS AND INTERPRETATIONS

         1.1 Unless otherwise expressly provided herein, the following words and expressions shall mean:

                  "Acceptance Period"        shall have the meaning given to
                                             it at Article 11.1.

                  "Acceptance Date"          shall have the meaning given to it
                                             at Article 11.7.

                  "Agreement"                this Purchase Agreement No. 0431
                                             together with its Exhibits, Annexes
                                             and Letters of Agreement attached
                                             hereto (each of which is
                                             incorporated in the agreement by
                                             this reference) as they may be
                                             amended pursuant to the provisions
                                             of the agreement.

                  "Aircraft"                 the Canadair Regional Jet Aircraft
                                             Model CL-600-2C10 purchased by
                                             Buyer hereunder as described in the
                                             Specification.

                  "Base Price"               shall have the meaning given to it
                                             at Article 1.1 of Exhibit C.

                  "BFE" Buyer Furnished Equipment, being equipment to be purchased and furnished by Buyer pursuant to
                                             Article 8.

                  "Buyer Selected Optional   shall have the meaning given
                  Features"                  to it in Article 2.0.

                  "Delivery Date"            the date on which Buyer takes
                                             delivery of the Aircraft pursuant
                                             to Article 11.9.

                  "DOT" means Transport Canada, the Canadian Department of Transport or any succeeding department or agency then responsible for the duties of Transport Canada.

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                                                 Buyer       Bombardier
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          "Economic Adjustment        shall have the meaning given
          Formula"                    to it in Article 1.2 of
                                      Exhibit C.

          "Excusable Delay"          any delay due directly to or
                                     indirectly to any cause whatsoever,
                                     beyond Bombardier's reasonable
                                     control or without negligence of
                                     Bombardier, such as, but not
                                     limited to:

                                     1)    force majeure or act of God;

                                     2)    act of the enemy, war, civil
                                           commotion, insurrection, riot or
                                           embargo;

                                     3)    fire, explosion, earthquake,
                                           lightning, flood, drought,
                                           windstorm or other action of the
                                           elements, or other catastrophe or
                                           accident;

                                     4)    epidemic or quarantine
                                           restrictions;

                                     5)    any legislation, act, order,
                                           directive or regulation of any
                                           governmental or other duly
                                           constituted authority;

                                     6)    strike, lockout, walkout, slowdown,
                                           or other labour trouble;

                                     7)    lack or shortage or delay in
                                           delivery of supplies, materials,
                                           accessories, equipment, tools or
                                           parts;

                                     8)    delay or failure of carriers,
                                           subcontractors or suppliers for any
                                           reasons whatsoever; and

                                     9)    delay in obtaining any type
                                           approval or type certificate or any
                                           airworthiness certificate or any
                                           equivalent approval or
                                           certification, by reason of any law
                                           or governmental order, directive or
                                           regulation or
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                                                 Buyer       Bombardier
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                                             any change thereto, or
                                             interpretation thereof, by a
                                             governmental agency, the effective
                                             date of which is subsequent to the
                                             date of this Agreement, requiring
                                             any modification in the Aircraft in
                                             order to obtain the type approval,
                                             type certificate, airworthiness
                                             certificate or equivalent, or by
                                             reason of any change or addition
                                             requested by a governmental agency
                                             to the compliance program of
                                             Bombardier for the certification of
                                             the Aircraft or any part thereof as
                                             same shall have been approved by
                                             DOT or change to the interpretation
                                             thereof.

                  "FAA" the United States Federal Aviation Administration or any succeeding department or agency then responsible for the duties of FAA.

                  "FAR"                      the United States Federal Aviation
                                             Regulations.

                  "FTP's"                    shall have the meaning given to it
                                             at Article 11.2.

                  "Notice"                   shall have the meaning given to it
                                             at Article 20.1.

                  "Permitted Change"         a change to the Specification made
                                             pursuant to Article 7.2.

                  "Purchase Price"           shall have the meaning given to it
                                             in Article 1.2 of Exhibit C.

                  "Readiness Date"           shall have the meaning given to it
                                             at Article 11.1.

                  "Regulatory Change"        shall have the meaning given to it
                                             at Article 7.3.

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                                                 Buyer       Bombardier
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                  "Scheduled Delivery        shall have the meaning given
                  Date"                      to it at Article 9.1.

                  "Specification"            Specification No. RAD-670-100 Issue
                                             B dated September 4th, 1998 as
                                             described in Exhibit A attached
                                             hereto and as may be further
                                             amended pursuant to the provisions
                                             of this Agreement.

                  "Total Loss Aircraft"      shall have the meaning given to it
                                             at Article 15.

         1.2 The headings of the Articles of this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.

         1.3 In this Agreement, unless otherwise expressly provided the singular includes the plural and vice-versa.

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                                                 Buyer       Bombardier
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2.0      SUBJECT MATTER OF SALE

         Bombardier shall manufacture, sell and deliver to Buyer, and Buyer shall purchase from Bombardier, pay for and take delivery of twenty
         (20) Aircraft manufactured pursuant to the Specification, as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in the Annex to Exhibit C (individually or collectively the "Aircraft") and related services subject to the terms and conditions of this Agreement.

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                                                 Initials
                                                 Buyer       Bombardier
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3.0      CERTIFICATION

         3.1 Prior to the Acceptance Date, Bombardier shall obtain a DOT Type Approval (Transport Category), validated by a U.S. Type Certificate issued in accordance with Part 21 of the FAR for the Canadair Regional Jet CL-600-2C10 aircraft.

         3.2 On or before the Delivery Date, Bombardier shall provide to Buyer a DOT Certificate of Airworthiness (Transport Category) for export, bearing a statement of compliance with the Type Certificate which will enable Buyer, with the assistance of Bombardier, to obtain an F.A.A. Certificate of Airworthiness. Bombardier shall not be obligated to obtain any other certificates or approvals as part of this Agreement.


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                                                 Initials
                                                 Buyer       Bombardier
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4.0      PRICE

         The unit base price for each of the Aircraft purchased pursuant to
         Article 2 hereof shall be as per Article 1.1 of Exhibit C attached hereto.

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                                                 Buyer       Bombardier
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5.0      PAYMENT

         Payment shall be as per Article 2 of Exhibit C attached hereto.


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                                                 Buyer       Bombardier
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6.0      BUYER'S REPRESENTATIVES AT PLACE OF MANUFACTURE

         6.1 From time to time, commencing with the date of this Agreement and ending [*] months after the Delivery Date of the last Aircraft purchased hereunder, Bombardier shall furnish, without charge, office space at Bombardier's facility for one
                  (1) representative of Buyer. Buyer shall be responsible for all expenses of its representative and shall notify Bombardier at least thirty (30) calendar days prior to the first scheduled visit of such representative and three (3) days for each visit thereafter.

         6.2 Bombardier's facilities shall be accessible to Buyer's representative during normal working hours. Buyer's representative shall have the right to periodically observe the work at such Bombardier facilities where the work is being carried out provided there shall be no disruption in Bombardier's performance.

         6.3 Bombardier shall advise Buyer's representative of Bombardier's rules and regulations applicable at Bombardier's facilities and Buyer's representative shall conform to such rules and regulations

         6.4 Communication between Buyer's representative and Bombardier shall be solely through Bombardier's Contract Department or its designate.

         6.5 EACH PARTY HERETO HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY, ITS ASSIGNEES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES RESULTING FROM INJURIES TO OR DEATH OF OR LOSS OF OR DAMAGE TO PROPERTY OF ANY PARTY WHILE AT BOMBARDIER OR BOMBARDIER'S MAIN SUBCONTRACTOR'S FACILITIES AND/OR DURING TRAINING, INSPECTION, FLIGHT TEST OR ACCEPTANCE OF THE AIRCRAFT, WHETHER OR NOT CAUSED BY THE NEGLIGENCE OF THE INDEMNIFYING PARTY, ITS ASSIGNEES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS.

P.A. No. 0431

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                                                 Buyer       Bombardier
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7.0      CHANGES

         7.1 Other than a Permitted Change as detailed in Article 7.2, or a Regulatory Change as detailed in Article 7.3, any change to this Agreement as may be mutually agreed upon by the parties hereto, shall be made using a change order ("Change Order"). Each Change Order shall be prepared substantially in the format attached as Exhibit G hereto. Such Change Order shall identify, to the extent reasonably practical:

                  a. the effect of the proposed change on the Scheduled Delivery Date;

                  b. the price and payment terms applicable to the Change Order; and

                  c. details of any other material provisions of this Agreement which will be affected by the Change Order.

                  Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party.

                  [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

         7.3 If any change, addition or modification to the Aircraft is required because of any law or governmental regulation or interpretation thereof by any governmental agency which is effective after the date of this Agreement, but before the Delivery Date, which is applicable to all aircraft in general or to all aircraft of the same category as the Aircraft (a "Regulatory Change"), such Regulatory Change shall be incorporated in the Aircraft before the Delivery Date of such Aircraft or at such other time after the Delivery Date as the parties may agree upon. Bombardier shall advise Buyer of such Regulatory Change and Buyer shall pay Bombardier a reasonable price for such Regulatory Change.

         7.4 If the Scheduled Delivery Date of the Aircraft is delayed as a result of any cause to which reference is made in this Article, such delay shall be an Excusable Delay.

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                                                 Buyer       Bombardier
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8.0      BUYER FURNISHED EQUIPMENT ("BFE") AND INFORMATION

         8.1 During the manufacture of the Aircraft, Buyer shall provide to Bombardier on or before the date required by Bombardier, all information needed to manufacture Buyer's Aircraft as Bombardier may reasonably request including, without limitation, the selection of furnishings, internal and external colour schemes. Bombardier shall advise Buyer of the date when such information is required and Buyer shall comply with the date so specified.

         8.2 On or before execution of this Agreement, Buyer shall notify Bombardier in writing of the BFE (if any) that Buyer wishes to have incorporated into each Aircraft. Buyer shall also provide details of:

                  a.     weights and dimensions of the BFE;

                  b. test equipment or special tools required to incorporate the BFE; and

                  c. any other information Bombardier may reasonably require.

                  Within sixty (60) calendar days thereafter, Bombardier shall advise Buyer of its acceptance or rejection of the BFE and of the dates by which each item of BFE is required by Bombardier. If required, the parties hereto shall execute a Change Order in accordance with Article 7.1 to cover those BFE items accepted by Bombardier pursuant to Article 8.2.

         8.3 The BFE accepted by Bombardier pursuant to Article 8.2 shall be incorporated in the manufacturing process of the Aircraft subject to the following conditions:

                  a. The BFE must be received F.O.B. Bombardier's plant or such other place as Bombardier may designate, no later than the date agreed upon between Buyer and Bombardier, free and clear of any taxes, duties, licenses, charges, liens or other similar claims;

                  b.     The BFE shall meet:

                         1)    the standards of quality of Bombardier, and

                         2) the requirements of the applicable airworthiness certification agency;

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                  c.     The BFE shall be delivered to Bombardier in good
                         condition and ready for immediate incorporation into the Aircraft. Bombardier shall, upon receipt, inspect the BFE as to quantity and apparent defects and inform Buyer of any discrepancies and any required corrective actions to be taken;

                  d. Bombardier shall only be responsible for the fitment and testing of the BFE in the Aircraft (with the exception of any BFE that may be installed by Buyer on the Aircraft after delivery of same to Buyer which shall remain the responsibility of Buyer) using reasonable care and good manufacturing practices, in accordance with Buyer's written detailed description of the dimensions and weight of such BFE. Buyer shall also furnish information necessary for its proper storage, fitment, servicing, maintenance, operation and availability of test equipment or special tools;

                  e. BOMBARDIER SHALL HAVE NO LIABILITY OR OTHER OBLIGATIONS AND IS HEREBY RELIEVED OF ANY LIABILITY, WARRANTY OR OTHER OBLIGATION WITH RESPECT TO THE BFE AND BUYER HEREBY WAIVES ALL EXPRESS OR IMPLIED WARRANTIES INCLUDING THOSE OF MERCHANTABILITY AND FITNESS OR OTHERWISE AND ALL OTHER LIABILITY (STRICT OR OTHERWISE) ON THE PART OF BOMBARDIER, BE IT IN FACT, LAW OR IN CONTRACT, OR OTHERWISE INCLUDING WITHOUT LIMITATION PRODUCT LIABILITY, TORT OR NEGLIGENCE, IN CONNECTION WITH THE BFE OR ITS DESIGN SUITABILITY FOR USE OR OPERATION.

         8.4 If at any time between receipt of the BFE by Bombardier and the Delivery Date, it is mutually agreed that an item of BFE supplied does not meet the standards and requirements of
                  Article 8.3 or its fitment, integration and testing in the Aircraft or Aircraft systems create unreasonable delays in the manufacturing or certification process, then such BFE may be removed and replaced by other BFE or by Bombardier's equipment. Any costs associated with the removal, refitment, replacement, testing and/or certification shall be borne by Buyer.

         8.5 In the event that the Scheduled Delivery Date is delayed due to any delay caused by Buyer's failure to:

                  a.     deliver, or have BFE delivered by the date required;


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                  b.     ensure satisfactory operation of the BFE;

                  c.     furnish or obtain applicable BFE data;

                  d. perform any adjusting, calibrating, retesting or updating of BFE;

                  e. furnish or obtain any approvals in compliance with the provisions of this Article; or

                  f.     comply with the conditions of Article 8.1 and/or 8.3;

                  Bombardier agrees to discuss with Buyer and, where appropriate, agree with Buyer on the steps to be taken to minimize, cure, eliminate or work around the delay, but any delay incurred shall be the responsibility of Buyer and Buyer shall pay to Bombardier any costs and expenses reasonably incurred by Bombardier due to such delay.

         8.6 Title to the BFE shall remain at all times with Buyer and risk of loss of the BFE shall remain at all times with Buyer except for damages caused by Bombardier's gross negligence or misconduct.

         8.7 If this Agreement is terminated in whole or in part in accordance with the provisions thereof Bombardier may elect to, by written notice to Buyer, either:

                  a. purchase the BFE ordered by Buyer and/or received by Bombardier at the invoice price paid by Buyer; or

                  b. return the BFE to Buyer FOB Bombardier's plant, or such other place that Bombardier may designate.


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9.0        DELIVERY PROGRAM

           9.1 The Aircraft shall be offered for acceptance to Buyer at Bombardier's plant in Dorval, the Province of Quebec, Canada, during the quarters set forth in the Delivery Schedule attached hereto as Exhibit D (the "Scheduled Delivery Dates").

                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

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10.0       EXCUSABLE DELAY

           10.1 In the event of a delay on the part of Bombardier in the performance of its obligations or responsibilities under the provisions of this Agreement, due directly or indirectly to a delay which is an Excusable Delay, Bombardier shall not be responsible for any such delay and the time fixed or required for the performance of any obligation or responsibility in this Agreement shall be extended for a period equal to the period during which any such cause or the effects thereof persist.

           10.2 In the event that the delivery of one or more of the Aircraft is delayed or is reasonably anticipated by Bombardier to be delayed by reason of Excusable Delay for more than [*] months beyond the Scheduled Delivery Date of such Aircraft, Buyer may terminate this Agreement in so far as it applies to the Aircraft affected by Excusable Delay. Bombardier may terminate this Agreement in so far as it applies to the Aircraft affected by Excusable Delay in the event that the delivery of one or more of the Aircraft is delayed or is reasonably anticipated by Bombardier to be delayed by reason of Excusable Delay for more than [*] months beyond the Scheduled Delivery Date. Termination shall be effected by giving notice in writing to the other party of such termination:

                      a) within [*] calendar days immediately following such delay period of [*] months in the case of Buyer and [*] months in the case of Bombardier; or

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                      b)     within [*] calendar days following the date of
                             notification by Bombardier of the anticipated delay of more than [*] months in the case of Buyer and [*] months in the case of Bombardier.

                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED
                       AND FILED SEPARATELY WITH THE COMMISSION.]

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11.0       ACCEPTANCE PROCEDURE

           11.1 Bombardier shall give Buyer not less than [*] working days prior notice of the date on which an Aircraft will be ready for Buyer's inspection and/or flight test and acceptance (the "Readiness Date"). Buyer shall then have up to [*] consecutive working days commencing on the Readiness Date in which to complete said inspection and flight test (such [*] working day period being the "Acceptance Period").

           11.2 Up to [*] representatives of Buyer may participate in Buyer's inspection of the Aircraft and [*] representatives of Buyer may participate in the flight test. During the flight test Bombardier shall retain control over the Aircraft, but will execute such demonstration manoeuvres reasonably requested by Buyer and which are within the flight envelope of the Aircraft and covered by Bombardier's or, if available and agreeable to Bombardier, Buyer's ground functional and flight test procedures (the "FTP's"). Such flight test shall be carried out for up to [*] hours or for such additional duration as both parties may reasonably require. Buyer has the right to perform system checks in accordance with the operating limitations contained in the approved manuals of the aircraft.

           11.3 Buyer shall identify to Bombardier prior to their arrival the names of Buyer's representatives who will participate in the foregoing inspection and/or flight test and acceptance.

           11.4 Bombardier shall provide to Buyer a copy of Bombardier's FTP's at least [*] prior to the Scheduled Delivery Date of the first Aircraft to be delivered. Such FTP's shall govern Buyer's inspection and/or flight test of the Aircraft.

           11.5 If no Aircraft defect or discrepancy is revealed during the inspection and/or the flight test referred to in
                      Article 11.1 and 11.2 above, Buyer shall accept the Aircraft, on or before the last day of the Acceptance Period in accordance with the provisions of Article 11.7.

           11.6 If any material defect or discrepancy in the Aircraft is revealed by Buyer's inspection and/or the flight test, the defect or discrepancy shall be corrected by Bombardier, at no cost to Buyer, before the acceptance of the Aircraft by Buyer which

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                      acceptance may occur during or after the Acceptance
                      Period depending on the nature of the defect or discrepancy and of the time required for correction. If such correction reasonably requires an additional flight test, such flight test shall be carried out for up to [*] or for such duration as both parties may reasonably require to demonstrate that the defect or discrepancy is cured. Immediately thereafter Buyer shall accept the Aircraft in accordance with the provisions of Article 11.7.

           11.7 Acceptance of the Aircraft shall be evidenced by Buyer's designated representative signing a Certificate of Acceptance for the Aircraft in the form of Exhibit E attached hereto. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date".

           11.8 Buyer shall provide Bombardier, prior to the Delivery Date of each Aircraft, suitable evidence of the authority of designated persons to sign, on behalf of Buyer, the Certificate of Acceptance in respect of the Aircraft together with specimen signatures of the persons so authorized.

           11.9 On or before the Acceptance Date, Buyer or its designee shall pay the balance of the Purchase Price in accordance with Article 2 of Exhibit C and, concurrently with receipt thereof, Bombardier shall deliver the Aircraft to Buyer and Buyer shall take delivery thereof at Bombardier's plant in the Province of Quebec. The date on which Bombardier delivers and Buyer takes delivery of the Aircraft shall be the "Delivery Date" as evidenced by the execution of a Bombardier Bill of Sale and an FAA Bill of Sale as referred to in Article 12.2 hereof.

           11.10 Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence that Buyer is deemed to have examined the Aircraft and found it to be in accordance with the provisions of this Agreement.

           11.11 Provided that Bombardier has met all of its obligations under Article 11.6, should Buyer not accept, pay for and/or take delivery of any one of the Aircraft within [*] after the Acceptance Period of such Aircraft, Buyer shall be deemed to be in default of the terms of this Agreement and without prejudice to any other rights or recourse Bombardier may have, including termination as specified in

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                      Article 18.2, the unpaid balance of the Purchase Price and any overdue amount shall immediately become due and payable; and Buyer shall promptly, upon demand, reimburse Bombardier for all costs and expenses reasonably incurred by Bombardier as a result of Buyer's failure to accept, and/or pay for and/or take delivery of the Aircraft, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft.

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


12.0       TITLE AND RISK

           12.1 The risk of loss of or damage to each Aircraft shall pass to Buyer, together with title to such Aircraft, at the Delivery Date of such Aircraft.

           12.2 Upon transfer of title of the Aircraft to Buyer pursuant to the provisions of Article 12.1, Bombardier shall execute and give to Buyer a FAA Bill of Sale and a warranty Bill of Sale in the form of Exhibit F attached hereto.

           12.3 At the time title to the Aircraft transfers to Buyer on the Delivery Date pursuant to the provision of Article
                      12.1 the Aircraft shall be free and clear of the liens, claims, charges and encumbrances of every kind whatsoever except for those liens, charges or encumbrances created by or claimed through Buyer.

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


13.0       CUSTOMER SUPPORT SERVICES AND WARRANTY

           13.1 Bombardier shall provide to Buyer the Customer Support Services pursuant to the provisions of Exhibit H attached hereto.

           13.2 Bombardier shall provide to Buyer the Warranty and the Service Life Policy described in Exhibit J attached hereto which shall be the exclusive warranty applicable to the Aircraft.

           13.3 Unless expressly stated otherwise, the services referred to in Articles 13.1 and 13.2 above, are incidental to the sale of the Aircraft and are included in the Purchase Price.
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


14.0       TAXES, DUTIES AND LICENSES

           14.1 The Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties, which are or may be imposed by law upon Bombardier, any affiliate of Bombardier, or Buyer or the Aircraft whether or not there is an obligation for Bombardier to collect same from Buyer, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the sale, lease, delivery, storage, use or other consumption of any Aircraft, BFE or any other matter, good or service provided for under or in connection with this Agreement. Providing that Buyer is purchasing the Aircraft for direct export from Canada upon delivery and does not divert the Aircraft for use in Canada, Bombardier represents that according to the law in force at the time of execution of this Agreement, there are no Canadian taxes payable with respect to the Aircraft which Buyer would become obligated to pay pursuant to this
                      Article 14.

           14.2       Any tax, fee, duty, or assessment referred to in Article
                      14.1 above shall be paid by Buyer. Bombardier shall notify Buyer of any tax, fee, duty or assessment referred to in
                      Article 14.1 above including interest and penalties, that any taxing authority or jurisdiction is seeking to collect from Bombardier, and Buyer agrees to promptly, but in any event no later than ten (10) working days after receiving such notice, pay same directly to the taxing authority or jurisdiction, or to reimburse Bombardier for said tax, duty or assessment, including interest and penalties, or to contest same and assume the defense against imposition thereof at its sole cost and expense (which may require the payment of such tax or duty during the contestation process) and to hold Bombardier harmless from any such imposition. If Buyer does not make timely payment directly to the taxing authority or jurisdiction, or proceed with contestation and timely defense, Bombardier may pay the asserted tax, duty or assessment, including interest and penalties, and Buyer shall, within thirty (30) calendar days thereafter, reimburse Bombardier for any such payment and all reasonable costs and expenses of Bombardier (including reasonable attorney's fees).

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           14.3       Upon request, either party shall execute and deliver any
                      documents that either party deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defence against any imposition of taxes, duties or assessments referred to in Article
                      14.1 above.

           14.4 The obtaining of any import licences or authorities required to import the Aircraft into any country outside Canada shall be the responsibility of Buyer. Bombardier shall, to the extent permitted by law, obtain a Canadian export licence, if required to enable Buyer to export the Aircraft from Canada subject to the prevailing export control regulations pertaining at the Delivery Date.
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


15.0       LOSS OF OR DAMAGE TO AIRCRAFT

           If prior to the Delivery Date an Aircraft is lost, destroyed or in Bombardier's judgment damaged beyond repair (the "Total Loss Aircraft"), Bombardier shall promptly, but not later than [*] thereafter, notify Buyer of the earliest date that a replacement aircraft, which will reflect the Specification and which will be generally the same configuration or specification as the Total Loss Aircraft can reasonably be delivered, consistent with Bombardier's other contractual commitments and production capabilities. Unless Buyer notifies Bombardier within [*] after notice of the replacement aircraft's scheduled delivery that Buyer desires such replacement aircraft, this Agreement will be terminated as to the Total Loss Aircraft. In the event of such termination, Bombardier's sole liability and responsibility shall be limited to the obligation to return to Buyer the amounts paid by Buyer to Bombardier with respect to the Total Loss Aircraft less any amount overdue by Buyer to Bombardier under this Agreement. If Buyer timely notifies Bombardier that it wants such replacement aircraft, the parties shall amend this Agreement accordingly. Notwithstanding the foregoing, nothing herein shall obligate Bombardier to offer to deliver a replacement aircraft to Buyer if no aircraft are available or the production line is terminated.

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


16.0       INDEMNITY AGAINST PATENT INFRINGEMENT

           16.1       Subject to the provisions hereinafter set out in this
                      Article 16, Bombardier agrees to indemnify, protect, and save harmless Buyer against any liability, losses, damages or expenses excluding any incidental or consequential damages and excluding any liability, losses, damages and expenses or loss of profits in respect of or resulting from any loss of use of the Aircraft (but including cost of replacing the infringement on account of which use of the Aircraft by Buyer is prevented as more fully provided for in Article 16.2 below) resulting from any infringement or alleged infringement of:

                      a.    any Canadian or United States patent; and

                      b. any patent issued under the laws of any country other than Canada or the United States in which Buyer from time to time may lawfully operate the Aircraft, provided that from time of design of the Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the country in which the Aircraft is or are permanently registered by Buyer have ratified and adhered to and are at the time of any such actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 including, without limitation,
                            Article 27 thereof and the International Convention for the Protection of Industrial Property or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to either of the foregoing conventions.

                      The foregoing undertaking by Bombardier to indemnify, protect and save harmless Buyer shall not apply in respect of BFE.

           16.2 Subject to the provisions set out in this Article 16, if any feature, part, accessory or equipment of the Aircraft becomes the subject of any claim, suit of proceeding for infringement of a patent as provided for in Article 16.1 above, or in the event of an adjudication that such feature, part, accessory or equipment of the Aircraft infringes patent as provided for in Article 16.1 above, or if the use, lease or sale of such feature, part,


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                      accessory or equipment of the Aircraft is enjoined,
                      Bombardier may, within a reasonable period of time, at its option and expense:

                      a. procure for Buyer the right under such patent to use such feature, part, accessory or equipment of the Aircraft; or

                      b.      obtain for Buyer permission from the
                              appropriate court or tribunal to use the Aircraft; or

                      c. replace, with Buyer's consent, such feature, part, accessory or equipment of the Aircraft with one of a similar nature and quality that is non-infringing; or

                      d. modify such feature, part, accessory or equipment of the Aircraft to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

           16.3 Bombardier shall not be liable with respect to any actual or alleged patent infringement to which this Article would apply unless:

                      a. in the event of a suit alleging infringement where legal delay to reply is obligatory, Buyer gives Bombardier written notice of such suit within ten
                             (10) calendar days after Buyer receives notice of such suit, or in the event of a written claim alleging infringement where no legal delay to reply is obligatory, Buyer gives Bombardier written notice of such claim within reasonable period of time after Buyer receives such written claim;

                      b. Buyer uses reasonable efforts, in full cooperation with Bombardier, to reduce or mitigate any such expenses, damages costs and royalties involved;

                      c. Buyer furnishes promptly to Bombardier all data, papers and records within its possession and any other information or material within Buyer's knowledge or control, necessary or useful to resist and defend against such claim or suit; and

                      d. Buyer refrains from making any payment and from assuming any obligations, liabilities, expenses,


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                             damages, costs and royalties for which Bombardier
                             may be held liable, without prior written approval of Bombardier (which shall not be unreasonably withheld) or otherwise acting in a manner prejudicial to such suit or claim.

           16.4 Bombardier shall have the option at any time and or from time to time to conduct negotiations in its own name, or in the name of Buyer, and to enter into a settlement or settlements with the party or parties involved in the infringement or alleged infringement and to intervene in any suit or claim. Should Bombardier intervene in any such suit or claim, it shall be entitled at any stage of negotiations or proceedings to assume, conduct or control the defence thereof. If Bombardier assumes such defence and Buyer, in its interest, elects to participate therein, it shall do so at its sole cost and expense.

           16.5 THE INDEMNITIES, OBLIGATIONS AND LIABILITIES ON THE PART OF BOMBARDIER IN THIS ARTICLE ARE UNDERTAKEN BY BOMBARDIER AND ACCEPTED BY BUYER IN LIEU OF ANY AND ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES EXPRESS OR IMPLIED, ARISING IN FACT, CONTRACT, LAW OR OTHERWISE, TO WHICH BOMBARDIER MIGHT OTHERWISE BE LIABLE IN RESPECT OF ANY PATENT INFRINGEMENT OR ALLEGED PATENT INFRINGEMENT BY THE AIRCRAFT OR PART THEREOF, OR UNDER ANY PATENT RIGHT OR RIGHT TO PATENT, AND SUCH INDEMNITIES, OBLIGATIONS AND LIABILITIES SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT IN WRITING SIGNED BY BOMBARDIER AND BUYER UNDER THE HAND OF THEIR RESPECTIVE DULY AUTHORIZED REPRESENTATIVE.

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17.0       LIMITATION OF LIABILITY

           BOMBARDIER SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL AND/OR PUNITIVE DAMAGES OF ANY KIND OR NATURE UNDER ANY CIRCUMSTANCES, NOR FOR ANY LOSSES OR DAMAGES FOR OR ARISING OUT OF ANY LACK OR LOSS OF USE OF ANY AIRCRAFT, ANY EQUIPMENT, ANY SPARE PARTS, GROUND SUPPORT EQUIPMENT OR TECHNICAL PUBLICATIONS PROVIDED HEREUNDER.


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18.0       TERMINATION

           18.1 This Agreement may be terminated in whole or in part before the Delivery Date by either party by notice of termination to the other party upon the occurrence of any of the following events:

                      a. a party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts; or

                      b. a receiver or trustee is appointed for a party or for substantially all of such party's assets and, if appointed without such party's consent, such appointment is not discharged or stayed within [*] calendar days thereafter; or

                      c. proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against a party, and, if contested by such party, are not dismissed or stayed within [*] calendar days thereafter; or

                      d. any writ of attachment or execution or any similar process is issued or levied against a party or any significant part of its property and is not released, stayed, bonded or vacated within [*] after its issue or levy.

           18.2 In addition, Bombardier may terminate this Agreement in whole or in part before the Delivery Date with respect to any undelivered Aircraft by notice of termination to
                      Buyer:

                      a.     if Buyer is in default as provided in Article
                             11.11 hereof; or

                      b. if Buyer is in default or breach of any material term or condition of this Agreement (including any payment obligation other than that of the Purchase Price) and Buyer does not cure such default or breach within [*] days after receipt of notice from Bombardier specifying such default or breach.

           18.3 In addition, Buyer may terminate this Agreement in whole or in part before the Delivery Date, with respect to any undelivered Aircraft, if Bombardier is in default or breach of any material term or condition of this Agreement and such breach remains



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                      uncured for a period of [*] calendar days following
                      receipt of a notice from Buyer specifying the nature of default or breach.

           18.4 In case of termination of this Agreement by Bombardier pursuant to Articles 18.1 and 18.2:

                      a. all rights (including property rights), if any, which Buyer may have or may have had in or to this Agreement or the undelivered Aircraft shall become null and void with immediate effect;

                      b. all rights (including property rights and the right to sell the Aircraft to another party, if any) in and to the undelivered Aircraft shall be vested with Bombardier free and clear of any ownership or title rights, if any, liens, charges or encumbrances; and

                      c. all amounts paid by Buyer shall be retained by Bombardier and shall be applied against the costs, expenses, losses and damages incurred by Bombardier as a result of Buyer's default and/or the termination of this Agreement. Buyer hereby acknowledges and recognizes that Bombardier shall have all rights permitted by law to recover from Buyer such costs, expenses, losses and damages and, in any event, such costs, expenses, losses and damages will aggregate not less than the amount retained by Bombardier pursuant to this Article 18.4 c., provided however that nothing herein contained shall entitle Bombardier to obtain any duplication of payment.


                  18.5 In the event of termination of this Agreement by Buyer, Buyer's sole rights, remedies and recourses against Bombardier and Bombardier's obligations to Buyer shall be limited to, and only to, the return by Bombardier of those amounts paid by Buyer to Bombardier hereunder on account of the undelivered Aircraft [*].

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19.0       ASSIGNMENT

           19.1 Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder as follows:

                      i)     In the case of Buyer [*]

                      ii)    In the case of Bombardier to [*]

                      provided that in either case there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of the assignee's obligations under this Agreement.

           19.2 Except as provided in Article 19.1 above, Buyer shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder without Bombardier's prior written consent. In the event of such assignment, sale, transfer or disposition Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer's obligations under this Agreement and Bombardier reserves the right to amend one or more of the terms and conditions of this Agreement.

           19.3 Notwithstanding Article 19.2 above, and other than for the purposes of Article 19.5 below, after transfer of title of an Aircraft Buyer may, with Bombardier's prior written consent and subject to Bombardier's right to amend one or more of the terms and conditions of this Agreement, resell such Aircraft to a third party purchaser, provided said third party agrees in writing with Bombardier that Bombardier's sole and exclusive obligations and liabilities to said third party shall be those set forth in the basic Airframe warranties and Service Life Policy warranties, as applicable, that Bombardier may provide from time to time to other customers and also provided that there is no increase to the liability and/or responsibility of Bombardier.

           19.4 Bombardier may assign any of its rights to receive money hereunder without the prior consent of Buyer.

           19.5 Notwithstanding the other provisions of this Article 19, either party shall, at the other parties cost


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

                      and expense, if requested in writing by the other party, take any action reasonably required, including without limitation giving prior written consent to an assignment, for the purpose of causing any of the Aircraft to be subjected, on or after the Delivery Date, to a trust, lease, conditional sale, lien or other arrangement for the financing of the Aircraft, providing, however, there shall be no increase to the liability and/or responsibility of the other party arising through such financing.
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


20.0       NOTICES

           20.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement shall be provided in writing by the party giving the Notice and shall be addressed as follows:

                      a.     Notice to Bombardier shall be addressed to:

                             Bombardier Inc.
                             Bombardier Aerospace, Regional Aircraft
                             123 Garratt Boulevard
                             Downsview, Ontario
                             Canada M3K 1Y5
                             Attention: Director of Contracts, The America's

                             Facsimile:     (416) 375-4533

                      b. Notice to Buyer shall be addressed to:

                             Notice by mail:

                             Comair, Inc.
                             P.O. Box 75021
                             Cincinnati, Ohio
                             U.S.A., 45275
                             Attention: Chief Financial Officer
                             Facsimile: (606) 767-2278

                             Notice by courier:

                             Comair, Inc.
                             2258 Tower Drive
                             Erlanger, Kentucky
                             U.S.A., 41018

                             Attention: Chief Financial Officer
                             Facsimile: (606) 767-2278

           20.2 Notice given in accordance with Article 20.1 shall be deemed sufficiently given to and received by the addressees:

                      a. if delivered by hand, on the day when the same shall have been so delivered; or

                      b. if mailed or couriered, on the day indicated on the corresponding acknowledgement of receipt;
                             or
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                      c.     if sent by telex or facsimile on the day indicated
                             by the acknowledgement or the answer back of the receiver in provable form.



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21.0       CONFIDENTIAL NATURE OF AGREEMENT

           21.1 This Agreement is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to any other person or body except insofar as may be necessary for either party to carry out its obligations under this Agreement or by law or as required by financial institutions involved with financing of the Aircraft. If one party is required by legal proceedings or a court order to disclose this Agreement in whole or in part, such party shall promptly notify the other party in order to allow it, if it deems it necessary, to intervene in or contest such legal proceedings or make representations to the court. Without limiting the foregoing, Buyer agrees to request confidential treatment to the maximum extent possible for any material that must be filed with the Securities and Exchange Commission with respect to any contractual clauses and conditions relating to price, delivery positions, price escalation and financing. Buyer agrees to discuss and review with Bombardier such material before release to any third party.

           21.2 Except as may be reasonably required for the normal operation, maintenance, overhaul, and repair of the Aircraft, Buyer shall hold confidential all technical data and information supplied by or on behalf of Bombardier. Buyer shall not reproduce any technical data or information or divulge the same to any third party without the prior written consent of Bombardier.

           21.3 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

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


22.0       SUCCESSORS

           This Agreement shall inure to the benefit of and be binding upon each of Bombardier and Buyer and their respective successors.

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


23.0       APPLICABLE LAWS

           THIS AGREEMENT SHALL BE SUBJECT TO, CONSTRUED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


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24.0       AGREEMENT

           24.1 This Agreement and the matters referred to herein constitute the entire agreement between Bombardier and Buyer and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memorandums of agreement, acceptances, agreements, understandings, contracts and communications, whether oral or written, between Bombardier and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding varying the terms and conditions hereof shall be binding on either Bombardier or Buyer hereto unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of
                      Article 7 hereof. In the event of any inconsistencies within the Agreement between this Purchase Agreement and any of the Exhibits, Annexes or Letters of Agreement referred to herein, the provisions of this Purchase Agreement shall prevail except that when there is any inconsistency between this Agreement and any Letter of Agreement with respect to the subject matter covered by the terms contained therein, then such Letter Agreement shall prevail.

           24.2 If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

           24.3 THE OBLIGATIONS AND LIABILITIES OF BOMBARDIER, INCLUDING THE WARRANTY AND SERVICE LIFE POLICY CONTAINED IN EXHIBIT J ATTACHED AND THE LIMITATION OF LIABILITY CONTAINED IN ARTICLE 17 OF THIS AGREEMENT, HAVE BEEN EXPRESSED, DISCUSSED, UNDERSTOOD AND AGREED TO BETWEEN BUYER AND BOMBARDIER IN CONSIDERATION OF THE PURCHASE PRICE OF THE AIRCRAFT AND OTHER PROVISIONS OF THIS AGREEMENT.

           24.4 Each party on a reasonable effort basis agrees, if asked by the other party, to review and discuss the terms and conditions of this Agreement to determine

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

                       if modification is required as contemplated under Article 7.1 herein.

            24.5 Bombardier and Buyer confirm to each other that they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement.

           In witness thereof this Agreement was signed on the date written on page 4:

           For and on behalf of             For an on behalf of


           BUYER: COMAIR, INC.                       BOMBARDIER INC.:


           Per:/s/ DAVID A. SIEBENBURGEN     Per: /s/ ROBERT GILLESPIE

           Title: President                  Title:   President
                                                      Bombardier Aerospace,
                                                      Regional Aircraft


                                             Per: /S/JOHN GIRAUDY

                                             Title:   Sr. Vice President, Sales
                                                      Bombardier Aerospace,
                                                      Regional Aircraft
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

















                                    EXHIBIT A

 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]


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                                    EXHIBIT B

 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]


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                                    EXHIBIT C
                           PRICE AND PAYMENT SCHEDULE

1.0      PRICE

         1.1      (a)      The base price for each of the Aircraft
                           (excluding the Buyer Selected Optional Features) [*].

                  (b) The base price of the Buyer Selected Optional Features is[*].

                           The Aircraft base price shall be the base price for the Aircraft as stated in paragraph (a), plus the base price of the Buyer Selected Optional Features as stated in paragraph (b) ("Base Price").

         1.2 The price of the Aircraft shall be the Base Price adjusted for changes made pursuant to Article 7 and any Regulatory Changes pursuant to Article 7.3, and further adjusted to the Delivery Date to reflect economic fluctuations during the period from [*]. Such adjustments shall be based on the economic adjustment formula attached as Exhibit B ("Economic Adjustment Formula") but when adjusted, [*].

1.3 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

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2.0      PAYMENT

         2.1      Payment is as follows:

                  [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND
                   FILED SEPARATELY WITH THE COMMISSION.]

         2.2 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

         2.3 All amounts indicated in this Agreement are expressed in and all payments shall be made in United States of America currency, by wire transfer (unless another method acceptable to Bombardier is subsequently notified in writing by Bombardier) for credit to Bombardier's account in the following manner:

           [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]


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                               ANNEX TO EXHIBIT C

       [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED
                        SEPARATELY WITH THE COMMISSION.]

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                                    EXHIBIT D
                                DELIVERY SCHEDULE


The Aircraft shall be offered to Buyer for acceptance pursuant to the provisions of Article 9 in accordance with the following schedule:

                  AIRCRAFT                  SCHEDULED DELIVERY MONTH/YEAR

                    No. 1                            [*]
                    No. 2                            [*]
                    No. 3                            [*]
                    No. 4                            [*]
                    No. 5                            [*]
                    No. 6                            [*]
                    No. 7                            [*]
                    No. 8                            [*]
                    No. 9                            [*]
                    No. 10                           [*]
                    No. 11                           [*]
                    No. 12                           [*]
                    No. 13                           [*]
                    No. 14                           [*]
                    No. 15                           [*]
                    No. 16                           [*]
                    No. 17                           [*]
                    No. 18                           [*]
                    No. 19                           [*]
                    No. 20                           [*]

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                                    EXHIBIT E

                            CERTIFICATE OF ACCEPTANCE







         The undersigned hereby acknowledges on behalf of Buyer acceptance of the Aircraft bearing manufacturer's serial number ____________________ fitted with two General Electric CF34-8C1 turbofan engines bearing serial number _____________________ and __________________ under the
         Agreement between Bombardier Inc., Bombardier Aerospace, Regional Aircraft and Buyer.




         Place:                                      Date:
               -----------------------                    ------------------



         Signed for and on behalf of

         Buyer:                                   Witnessed:
               -------------------------------
         Per:                                     Per:
              --------------------------------        -----------------------
         Title:                                      Title:
               --------------------------------            ------------------

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                                    EXHIBIT F
                              WARRANTY BILL OF SALE

1. FOR VALUABLE CONSIDERATIONS, BOMBARDIER INC., OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOWS:

      ONE CANADAIR REGIONAL JET MODEL CL-600-2C10 AIRCRAFT BEARING:

              MANUFACTURER's SERIAL NO.:              __________________.
              WITH:

              TWO CF34-8C1 ENGINES SERIAL NOS.:       __________________ AND
                                                      __________________.

           TOGETHER WITH ALL AVIONICS, APPLIANCES, INSTRUMENTS, APPURTENANCES, ACCESSORIES, FURNISHINGS AND/OR OTHER EQUIPMENT OR PROPERTY INCORPORATED IN OR INSTALLED ON OR ATTACHED TO SAID AIRCRAFT AND ENGINES (HEREINAFTER COLLECTIVELY REFERRED TO AS THE "AIRCRAFT").

      DOES THIS _______ DAY OF _________ 19___, HEREBY CONVEY, SELL, GRANT, TRANSFER, BARGAIN AND DELIVER AND SENT OVER TO BUYER AND UNTO ITS SUCCESSORS AND ASSIGNS FOREVER ALL OF BOMBARDIER INC.'S RIGHTS, TITLE AND INTEREST IN AND TO THE AIRCRAFT.

2.    BOMBARDIER INC. REPRESENTS AND WARRANTS TO BUYER:

       (i) THAT BOMBARDIER INC. HAS GOOD AND MARKETABLE TITLE TO THE AIRCRAFT AND THE GOOD AND LAWFUL RIGHT TO THE AIRCRAFT AND THE GOOD AND LAWFUL RIGHT TO SELL THE SAME; AND

      (ii) THAT GOOD AND MARKETABLE TITLE TO THE AIRCRAFT IS HEREBY DULY VESTED IN BUYER FREE AND CLEAR OF ALL CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE EXCEPT FOR THOSE CLAIMS, LIENS OR ENCUMBRANCES OR RIGHTS OF OTHER CREATED BY CLAIMS THROUGH BUYER. BOMBARDIER INC. HEREBY COVENANTS AND AGREES TO DEFEND SUCH TITLE FOREVER AGAINST ALL CLAIMS AND DEMANDS WHATSOEVER.

THIS FULL WARRANTY BILL OF SALE IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

IN WITNESS WHEREOF, Bombardier INC. AND BUYER HAVE CAUSED THIS INSTRUMENT TO BE EXECUTED AND DELIVERED BY ITS DULY AUTHORIZED OFFICERS.

BUYER                                              BOMBARDIER INC.


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-----------------                                             -----------------
TITLE                                                                  TITLE
DATE                                                                   DATE

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















                                    EXHIBIT G

                                  CHANGE ORDER










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


                              CONTRACT CHANGE ORDER


   PURCHASER:


   PURCHASE AGREEMENT NO.:                                      AIRCRAFT TYPE:

   C.C.O. NO.:                                                  DATED:



   PAGES AFFECTED:
-------------------------------------------------------------------------------


   THIS AGREED CHANGE WAS THE SUBJECT OF DISCUSSION AND WAS ACCEPTED BY BOTH BOMBARDIER AND COMAIR, INC.


   1.0        TITLE OF CHANGE


   2.0        DESCRIPTION OF CHANGES



   3.0        REASON FOR CHANGE



   4.0        OTHER MATTERS



              4.1     OTHER



              4.1.1 This Contract Change Order No. ____ (the "Change Order") and the matters referred to herein constitute the entire agreement between Bombardier and Comair and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memorandums of agreement, acceptances, agreements, understandings, contracts and communications, whether oral or written, between Bombardier and Comair or their respective agents, with respect to or in connection with the subject matter of this Change Order.

              4.1.2 All other terms and conditions of the Agreement remain unchanged.

------------------------------------------------------------------------------
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


   5.0        DELETE THE NON-APPLICABLE ARTICLES

              5.1     DELETE THE NON-APPLICABLE ARTICLES

              5.1.1 THE CHANGE DESCRIBED IN THIS CHANGE NOTICE IS INTRODUCED UNDER THE PROVISIONS OF ARTICLE 7.1 - AGREED CHANGE:

              5.1.2 BOTH BUYER AND BOMBARDIER AGREE TO THE ABOVE CHANGE UNDER ARTICLE 7 OF THE AGREEMENT WITH THE EFFECTS AS SHOWN.


   6.0        OTHER MATTERS


















      ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
      --------------------------------------------------------------------

   FOR AND ON BEHALF OF:                             FOR AND BEHALF OF:

   BOMBARDIER INC.                                   COMAIR, INC.


   ---------------------------                       -------------------------
   Bombardier Aerospace                              Comair, Inc.
   Regional Aircraft

   Date:  ____________________                       Date:  __________________

------------------------------------------------------------------------------

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

















                                    EXHIBIT H

                                AIRLINE SERVICES
                                ----------------













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


                                TABLE OF CONTENTS


ARTICLE 1 - TECHNICAL SUPPORT
-----------------------------

1.1      Factory Service

1.2      Field Service Representative
         1.2.1        Period
         1.2.2        Responsibility
         1.2.3        Travel
         1.2.4        Office Facilities
         1.2.5        Right to Stop Work
         1.2.6        Work Permits and Clearances

          [*]

1.4      Additional Services

ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT
-------------------------------------------------------

2.1      Definition

2.2      Applicability

2.3      Term

2.4      Buyer's Purchase Orders

2.5      Procedure for Ordering Spare Parts
         2.5.1        Communications
         2.5.2        Changes

2.6      Prices and Delivery

2.7      Shipment

2.8      Packing

2.9      Documents

2.10     Payment
         2.10.1       Payment Terms
         2.10.2       Payment for Provisioning Items
         2.10.3       Modified Terms of Payment

2.11     Purchase of Bombardier Parts

         [*]

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2.12     Vendor Parts
         2.12.1       Terms and Conditions
         2.12.2       Vendor Backstop

2.13     Provisioning
         2.13.1       Preprovisioning/Provisioning Conference
         2.13.2       Initial Provisioning Documentation
         [*]

2.14     General
         2.14.1       Quotations
         2.14.2       Lease of Bombardier Parts
         2.14.3       Warranty
         2.14.4       Additional Terms and Conditions
         [*]



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ARTICLE 3 - TECHNICAL DATA
--------------------------

3.1      Technical Data Provided

3.2      [*]

3.3      Shipment

3.4      [*]

3.5      Proprietary Technical Data

3.6      Vendor Parts Service Bulletins

3.7      [*]

3.8      Warranty

3.9      Technical Assistance

ARTICLE 4 - TRAINING
--------------------

4.1      General Terms
         4.1.1        Description
         4.1.2        Location
         4.1.3        Expenses
         4.1.4        Course Standard and Training Manual
         4.1.5        Training Conferences
         4.1.6        Timing

4.2      [*]

4.3      [*]


[*]

ARTICLE 5 - HOLD HARMLESS AND INSURANCE
---------------------------------------

5.1      Hold Harmless

5.2      Insurance

5.3      Disclaimer

5.4      Acknowledgement

ARTICLE 6 - GENERAL CONDITIONS
------------------------------

6.1      Definitions


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6.2      Price

6.3      Assignment

6.4      Provision of Information

6.5      Vendor Support


ANNEX A

List of Technical Data

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                                    EXHIBIT H
                                    ---------

                                AIRLINE SERVICES
                                ----------------


The following Airline Support Services are those services to which reference is made in Article 13 of the Agreement to which this Exhibit is attached.

ARTICLE 1 - TECHNICAL SUPPORT
-----------------------------

1.1      FACTORY SERVICE

         Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereof. This service shall be provided for as long as [*] of the CL-600-2C10 aircraft remain in commercial air transport service.

1.2      FIELD SERVICE REPRESENTATIVE

         1.2.1        PERIOD

                      Bombardier shall provide field service representation ("FSR") at Buyer's main base of operation in Cincinnati and Florida or other location as may be mutually agreed. Such assignment shall be for a term of [*]. The FSR(s) will be knowledgeable in respect of both the CRJ 100 and the CRJ 700. The FSR assignment may be extended on terms and conditions to be mutually agreed upon.

         1.2.2        RESPONSIBILITY

                      The FSRs shall be licensed mechanics by the FAA or equivalent. The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance through Buyer's designated personnel. The FSRs shall provide on the job training to Buyer's personnel as requested at the line maintenance level.


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         1.2.3        TRAVEL

                      If requested by Buyer the FSR may, at Buyer's expense, travel to another location to provide technical advice to Buyer. Buyer's expenses will include travel, lodging and incidental expenses incurred by the FSR.

         1.2.4        OFFICE FACILITIES

                      Buyer shall furnish the FSR, for business purposes only, at no charge to Bombardier, suitable and exclusive office facilities and related equipment including desk, file cabinet and access to telephone conveniently located at Buyer's main base of operation or other location as may be mutually agreed.

         1.2.5        RIGHT TO STOP WORK

                      Bombardier shall promptly advise Buyer and shall not be required to commence or continue the FSR Services at Buyer's work site when:

                      a.) there is a labour dispute or work stoppage in progress at Buyer's facilities;

                      b.) there exist war, risk of war or warlike operations, riots or insurrections;

                      c.) there exist conditions that are dangerous to the safety or health of the FSR or other Bombardier employee; or

                      d.) the Government of the country where Buyer's facilities are located or where Buyer desires the FSR to travel refuses the Bombardier employee permission to enter said country or Buyer's base of operations.

         1.2.6        WORK PERMITS AND CLEARANCES

                      Buyer shall arrange for all necessary work permits and airport security clearances required for the FSR or other Bombardier employee to permit timely accomplishment of the FSR services.


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1.3      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED
          SEPARATELY WITH THE COMMISSION.]

1.4      ADDITIONAL SERVICES

         At Buyer's request, Bombardier shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

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


ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT
------------------------------------------------------

2.1      DEFINITION

           2.1.1 In this Article 2, the following words and expressions shall have the following meaning:

                      a.     "Bombardier Parts":

                             spare parts, ground support equipment, tools and test equipment which bear a Bombardier Part Number and/or an in-house Cage Number in the Bombardier provisioning file as that expression is defined in ATA Specification 200.

                      b.     "Power Plant Parts":

                             any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the engine manufacturer for incorporation on the Aircraft.

                      c.     "Vendor Parts":

                             any parts or items of equipment which are not Bombardier Parts or Power Plant Parts.

                      d.     "Spare Parts":

                             all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from Bombardier. The term Spare Parts includes Bombardier Parts, Power Plant Parts and Vendor Parts.

                      e.     "Order":

                             any order for Spare Parts issued by Buyer to Bombardier.

2.2      APPLICABILITY

         The terms and conditions hereof shall apply to all orders for Bombardier Parts, Power Plant Parts and Vendor Parts placed by Buyer with Bombardier in lieu of any terms and conditions in Buyer's purchase orders. Buyer's purchase order terms and conditions that do not conflict with this Agreement shall apply.


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2.3      TERM

         As long as at least [*] are operated in commercial air transport service, Bombardier shall maintain, or cause to be maintained, a reasonable stock of Bombardier Parts.

2.4      BUYER'S PURCHASE ORDERS

         Buyer agrees that orders placed with Bombardier shall conform to the requirements and procedures contained in [*] as applicable to Buyer.

2.5      PROCEDURE FOR ORDERING SPARE PARTS

         2.5.1        COMMUNICATIONS

         Buyer may place orders with Bombardier for Bombardier Parts, Power Plant Parts and Vendor Parts by any method of order placement (including but not limited to SITA, ARINC, telecopier, telex, facsimile, telephone or other telecommunication system or hard copy purchase order).

                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]


2.7      SHIPMENT

         2.7.1 Bombardier Parts, Power Plant Parts and Vendor Parts ordered from Bombardier shall be delivered [*] Bombardier's designated facilities.

         2.7.2 Bombardier shall use reasonable efforts so that shipment of Bombardier Parts to Buyer be as follows:

                      a.     AOG ORDERS

                             Ship AOG orders within [*] of receipt of order. Buyer's affected Aircraft factory production number shall be required on AOG orders;

                      b.     CRITICAL ORDERS

                             Ship critical orders within [*] of order receipt;


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


                      c.     EXPEDITE ORDERS

                             Ship expedite orders within [*] of order receipt;

                      d.     INITIAL PROVISIONING ORDERS

                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]


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2.8      PACKING

         All prices shall include packing in accordance with [*]. All AOG orders shall be handled, processed, packed and shipped separately.

2.9      DOCUMENTS

         Bombardier shall include packing sheets with all shipping containers. Bombardier shall also include with the container a copy of the invoice for customs clearance. Bombardier agrees to notify Buyer when the material is shipped and shall provide carrier's reference information (waybill number).

2.10     PAYMENT

         2.10.1       PAYMENT TERMS

                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

         2.10.2       PAYMENT FOR INITIAL PROVISIONING ITEMS

                      Payment for Initial Provisioning Items (as later defined in Article 2.13.1.c) shall be made by Buyer as follows:

                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

         2.10.3       MODIFIED TERMS OF PAYMENT

                      Bombardier reserves the right to alter the standard terms of payment at any time by giving Buyer [*] prior written notice of the new terms.

         2.11         PURCHASE OF BOMBARDIER PARTS


                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

2.12     VENDOR PARTS

         2.12.1       TERMS AND CONDITIONS

                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]


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


2.13     PROVISIONING

         2.13.1       PREPROVISIONING/PROVISIONING CONFERENCE

                      Preprovisioning and provisioning conferences shall be convened on dates to be mutually agreed to between Buyer and Bombardier in order to:

                      a. acquaint Buyer with Bombardier's provisioning system and available data;

                      b.     plan the provisioning program; and

                      c. assist Buyer in the selection of Spare Parts recommended by Bombardier for initial provisioning of Spare Parts to be purchased from Bombardier or vendors (the "Initial Provisioning Items").

         2.13.2 INITIAL PROVISIONING DOCUMENTATION

                      Initial provisioning documentation for Bombardier Parts and Vendor Parts shall be provided by Bombardier as follows:

                      a) Bombardier shall provide, as applicable to Buyer, [*] or as may be mutually agreed, the initial issue of provisioning files as required by [*] (as may be amended by Bombardier);

                      b) Bombardier shall provide, as required by Buyer, [*]

                      c) the Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised [*]

                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

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


2.14     GENERAL

         2.14.1       QUOTATIONS

                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]


         2.14.3       WARRANTY

                      Bombardier Parts and Vendor Parts purchased or furnished under this Agreement shall be covered by the applicable warranty provisions and the terms and conditions set forth in Article 1 and Article 2 of Exhibit J.

         2.14.4       ADDITIONAL TERMS AND CONDITIONS

                      Bombardier's sales order shall incorporate the terms and conditions stated herein. Additional terms and conditions applicable at time of receipt of each order from Buyer may be added providing such terms and conditions do not conflict with the terms and conditions provided herein. Such additional terms and conditions shall be provided to Buyer at least [*] days prior to their effective date.

                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]





ARTICLE 3 - TECHNICAL DATA

3.1      TECHNICAL DATA PROVIDED

         Bombardier shall furnish to Buyer the technical data described in Annex A attached hereto ("Technical Data"). The Technical Data shall provide information on items manufactured according to Bombardier's detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed. The Technical Data and revisions thereto shall be prepared in the English language.


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3.2      [*]

         Unless otherwise noted in Annex A, all Technical Data shall be prepared generally in accordance with [*]

3.3      SHIPMENT

         All Technical Data provided hereunder shall be delivered to Buyer [*] Bombardier's designated facilities and at the time indicated in Annex A.

         3.4      [*]

3.5      PROPRIETARY TECHNICAL DATA

         It is understood and Buyer acknowledges that the Technical Data provided herein is proprietary to Bombardier and all rights to copyright belong to Bombardier and shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely as allowed by the Agreement. Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or spare parts including Bombardier Parts or items of equipment, except as allowed by the Agreement or if the Agreement is terminated by Buyer as per Article 18.3 thereof.

3.6      VENDOR PARTS SERVICE BULLETINS

         Bombardier shall control Vendor Parts modification status by issuance of cover service bulletins for each Vendor Service Bulletin. Bombardier may give Buyer advance notice of approval for Vendor Service Bulletins prior to formal publication of the cover service bulletins.

3.7      [*]



P.A. No. 0431
                                      -H15-
                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
                                                 ------------------------

3.8      WARRANTY

         The warranty to Bombardier's Technical Data provided hereunder is set forth in Article 1 of Exhibit J.

3.9      [*]

ARTICLE 4 - TRAINING
--------------------

4.1      GENERAL TERMS

         4.1.1        DESCRIPTION


                      [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]



P.A. No. 0431
                                      -H16-
                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
                                                 ------------------------

                              ANNEX A TO EXHIBIT H

[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]



P.A. No. 0431
                                      -HA1-
                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
                                                 ------------------------

                                    EXHIBIT J



                        WARRANTY AND SERVICE LIFE POLICY
                        --------------------------------


P.A. No. 0431
                                      -J1-
                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
                                                 ------------------------

                                    EXHIBIT J

                        WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1 - CANADAIR WARRANTY
-----------------------------

1.1         Warranty
[*]

ARTICLE 2 - [*]-
----------------

ARTICLE 3 - SERVICE LIFE POLICY
--------------------------------

[*]

ARTICLE 4 - GENERAL-
---------------------

ANNEX A - Covered Components

P.A. No. 0431
                                      -J2-
                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
                                                 ------------------------

                                    EXHIBIT J

                        WARRANTY AND SERVICE LIFE POLICY


This Exhibit J contains the terms and conditions applicable to the warranty (the "Warranty") and service life policy (the "SLP") to which reference is made in
Article 13 of the Agreement to which this Exhibit is attached.

ARTICLE 1 - WARRANTY
--------------------

1.1      WARRANTY


           [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]


P.A. No. 0431
                                      -J3-
                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
                                                 ------------------------

                                    EXHIBIT J
                                     ANNEX A

                               COVERED COMPONENTS





P.A. No. 0431
                                      -J4-
                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
                                                 ------------------------

                                    EXHIBIT J
                                     ANNEX A
                               COVERED COMPONENTS

       [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED
                        SEPARATELY WITH THE COMMISSION.]







P.A. No. 0431
                                      -J5-
                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
                                                 ------------------------

                                    EXHIBIT K

 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]




P.A. No. 0431
                                      -K1-
                                                 ------------------------
                                                 Initials
                                                 Buyer       Bombardier
                                                 ------------------------

                      P.A. 0431 Index of Letter Agreements

         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275




Dear Sirs,

LETTER AGREEMENT NO. 01 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")

Subject:  OPTION AIRCRAFT

In consideration of Buyer having entered into the above referenced Agreement, Bombardier agrees to reserve an additional [*] Canadair Regional Jet Series 700 Aircraft (the "Option Aircraft") for the benefit of Buyer under the following general conditions:

1.0 The base price for each of the Option Aircraft (excluding the Buyer Selected Optional Features) [*] (Incoterms 1990) Bombardier's facilities in Dorval, Quebec, is [*]. The base price of the Buyer Selected Optional Features as listed in the Annex to Exhibit C of the Agreement is [*]. The Option Aircraft base price shall be the base price for the Option Aircraft plus the base price of the Buyer Selected Optional Features (the "Base Price").


LA No. 01 to P.A. 0431                  -1-
Comair Inc.

2.0 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

3.0 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

4.0 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

5.0 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

6.0 Every time Buyer exercises its right to purchase the Option Aircraft hereunder, the payment terms set out in Article 2.1 (iii) to Exhibit C of the Agreement shall apply mutatis mutandis.

7.0 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

8.0 The Option Aircraft shall be manufactured to the same Specification as the Aircraft.

9.0 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

10.0 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

11.0 A default under the Agreement which leads to a termination shall constitute a default and a termination under this Letter Agreement.

12.0 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.


LA No. 01 to P.A. 0431                  -2-
Comair Inc.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.



/s/ Robert Gillespie
--------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO


LA No. 01 to P.A. 0431                  -3-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275




Dear Sirs,

LETTER AGREEMENT NO.02 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")



[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.




LA No. 02 to P.A. 0431                 -1-
Comair Inc.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted

this 30th day of September 1998

COMAIR INC.




/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 02 to P.A. 0431                 -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275




Dear Sirs,

LETTER AGREEMENT NO.03 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")



         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]



This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.


LA No. 03 to P.A. 0431                 -1-
Comair Inc.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

Yours very truly, BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 03 to P.A. 0431                 -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275


Dear Sirs,

Letter Agreement No. 04 to Purchase Agreement No. 0431 (the "Agreement") between Bombardier Inc. ("Bombardier") and Comair, Inc ("Buyer") relating to the purchase of twenty (20) Canadair Regional Jet Series 700 aircraft (the "Aircraft")


         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]


This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.



LA No. 04 to P.A. 0431                 -1-
Comair Inc.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 04 to P.A. 0431                 -2-
Comair Inc.

                                    OPTION 1


[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY
                              WITH THE COMMISSION.]





LA No. 04 to P.A. 0431                 -3-
Comair Inc.

                                    OPTION 2


[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]







LA No. 04 to P.A. 0431                 -4-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275



Dear Sirs,

LETTER AGREEMENT NO.05 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")


[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY
 WITH THE COMMISSION.]

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.



LA No. 05 to P.A. 0431                  -1-
Comair Inc.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO




LA No. 05 to P.A. 0431                  -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275



Dear Sirs,

LETTER AGREEMENT NO. 06 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")


         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.



LA No. 06 to P.A. 0431                  -1-
Comair Inc.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 06 to P.A. 0431                  -2-
Comair Inc.

September 30, 1998



Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275



Dear Sirs,

LETTER AGREEMENT NO. 07 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")


         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.




LA No. 07 to P.A. 0431                  -1-
Comair Inc.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 07 to P.A. 0431                  -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275



Dear Sirs,

LETTER AGREEMENT NO. 08 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")


1.0 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

2.0 [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

3.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

4.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned, transferred or otherwise disposed of by Buyer without the prior written consent of Bombardier.


This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.


LA No. 08 to P.A. 0431                   -1-
Comair Inc.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.




/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 08 to P.A. 0431                   -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. Box 75021
Cincinnati, Ohio
USA, 45275




Dear Sirs,

LETTER AGREEMENT NO. 09 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")




[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

         This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.



LA No. 09 to P. A. 0431                  -1-
Comair Inc.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER Inc.




/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.




/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO


LA No. 09 to P.A. 0431                 -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275




Dear Sirs,

LETTER AGREEMENT NO. 10 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT").

[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

         This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.


When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.



LA No. 10 to P.A. No. 0431             -1-
Comair Inc.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.




/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft




/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted:
this 30th day of September, 1998

COMAIR, INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 10 to P.A. No. 0431             -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. Box 75021
Cincinnati, Ohio
USA, 45275




Dear Sirs,

LETTER AGREEMENT NO. 11 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")





LA No. 11 to P.A. 0431                 -1-
Comair Inc.

         The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

         This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.


Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft

Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO


LA No. 11 to P.A. 0431                 -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275




Dear Sirs,

LETTER AGREEMENT NO. 12 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")

This Letter Agreement is personal to Buyer and shall be kept confidential by Buyer and shall not be assigned under any conditions to any other party.




LA No. 12 to P.A. No. 0431             -1-
Comair Inc.

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft

Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 12 to P.A. No. 0431             -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275




Dear Sirs,

LETTER AGREEMENT NO. 13 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")


         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.




LA No. 13 to P.A. 0431                 -1-
Comair Inc.

The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft

Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 13 to P.A. 0431                 -2-
Comair Inc.

                                   APPENDIX A

                             ADMCG VALUE ASSUMPTIONS

[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]







LA No. 13 to P.A. 0431                 -3-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275




Dear Sirs,

LETTER AGREEMENT NO. 14 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT")

         BUYER AND CANADAIR STATE AND AGREE THAT THIS LETTER AGREEMENT INCLUDING BUT NOT LIMITED TO SUBARTICLE 6.1 ABOVE, HAS BEEN THE SUBJECT OF DISCUSSION AND NEGOTIATION AND IS FULLY UNDERSTOOD BY THE PARTIES HERETO AND THAT THE PRICE OF THE AIRCRAFT AND THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF THE PROVISIONS CONTAINED IN THE SUBARTICLE 6.2, SUBARTICLE 6.1 ABOVE AND THE OTHER PROVISIONS OF THIS LETTER AGREEMENT.

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.


LA No. 14 to P.A. 0431                 -1-
Comair Inc.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 14 to P.A. 0431                 -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275



Dear Sirs,

LETTER AGREEMENT NO. 15 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT").


[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]





LA No. 15 to P.A. No. 0431             -1-
Comair Inc.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft

Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO


LA No. 15 to P.A. No. 0431             -2-
Comair Inc.

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275




Dear Sirs,

LETTER AGREEMENT NO. 16 TO PURCHASE AGREEMENT NO. 0431 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF TWENTY (20) CANADAIR REGIONAL JET SERIES 700 AIRCRAFT (THE "AIRCRAFT").


         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.


LA No. 16 to P.A. No. 0431             -1-
Comair Inc.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.



/s/Robert Gillespie
-------------------
Robert Gillespie
President
Bombardier Aerospace, Regional Aircraft



/s/John Giraudy
---------------
John Giraudy
Sr. Vice President, Sales
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted
this 30th day of September 1998

COMAIR INC.



/s/Randy Rademacher
-------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 16 to P.A. No. 0431             -2-
Comair Inc.